UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 23, 2007

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 23, 2007, pursuant to the terms of that certain Membership Purchase Agreement, dated January 31, 2007, by and among Nayna, Professional Satellite & Communications, LLC, a California limited liability company (“ProSAT”) and all of its members, Nayna acquired all of ProSAT’s outstanding membership interests in an all-stock transaction (the “ProSat Acquisition”). As consideration for the purchase of the ProSAT membership interests, Nayna issued 18 million shares of Nayna restricted common stock to the members of ProSAT, 2 million of which will be held in escrow for fifteen months to satisfy any indemnification claims by Nayna. In addition, 2 million shares will be issued in the form of stock options to current ProSAT employees.

ProSAT is a privately held limited liability company located in San Diego, California, that provides residential broadband satellite solutions.

On March 23, 2007, pursuant to the terms of that certain Membership Interest Purchase Agreement, dated March 23, 2007, by and among Nayna, and all of the members of Alarmco, LLC, a California limited liability company (“Alarmco”), Nayna acquired all of Alarmco’s outstanding membership interests in an all-stock transaction (the “Alarmco Acquisition”). As consideration for the purchase of the Alarmco membership interests, Nayna issued 1,000 shares of Nayna restricted common stock to the members of Alarmco.

Alarmco is a privately held company located in San Diego, California that is closely affiliated with ProSAT.

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the ProSAT Acquisition, Nayna issued 18 million shares of its common stock to the members of ProSAT. The issuance of Nayna’s shares of common stock to the members of ProSAT was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

In connection with the Alarmco Acquisition, Nayna issued 1,000 shares of its common stock to the members of Alarmco. The issuance of Nayna’s shares of common stock to the members of Alarmco was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement by and among Nayna Networks, Inc., Alarmco, LLC and its members dated March 23, 2007

99.1	Press Release, dated March 29, 2007, announcing the closing of the Membership Purchase Agreement with Professional Satellite & Communications, LLC and its members

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Naveen S. Bisht
Naveen S. Bisht President and Chief Executive Officer

Date: March 29, 2007